UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 16, 2016

Tallgrass Energy Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35917	46-1972941
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 W. 115th Street, Suite 350 Leawood, Kansas		66211
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (913) 928-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Notes Offering

On August 16, 2016, Tallgrass Energy Partners, LP (the “Partnership”) issued a press release announcing the launch of a notes offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Operational Update

Greater than 70% of the revenue generated from the Partnership’s top 15 customers in the fourth quarter of 2015 (pro forma inclusive of the Partnership’s 25% membership interest in Rockies Express Pipeline LLC acquired in May 2016) came from customers rated BB+ or better.

The information in this Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated August 16, 2016 (Furnished solely for purposes of Item 7.01 of this Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLGRASS ENERGY PARTNERS, LP

	By:	Tallgrass MLP GP, LLC, its general partner

Date: August 16, 2016		By:	/s/ David G. Dehaemers, Jr.
David G. Dehaemers, Jr.
President and Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated August 16, 2016 (Furnished solely for purposes of Item 7.01 of this Form 8-K).